SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: October 21, 2004


                              X-RITE, INCORPORATED
                          (Exact name of registrant as
                            specified in its charter)


    Michigan                     000-14800                       38-1737300
(State or other                 (Commission                    (IRS Employer
jurisdiction of                File Number)                 Identification no.)
 incorporation)

          3100 44th Street S.W.
           Grandville, Michigan                              49418
 (Address of principal executive office)                   (Zip Code)

                         Registrant's telephone number,
                       including area code: (616) 534-7663


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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Section 2.02  Results of Operations and Financial Conditions

On October 21, 2004, X-Rite, Incorporated issued a press release announcing results for the third quarter ended September 2, 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Section 9.01 Financial Statements and Exhibits

      (c)   Exhibit

            News Release Dated October 21, 2004.


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



                                    SIGNATURE
                                    ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   October 21, 2004                       X-RITE, INCORPORATED
                                                (Registrant)

                                                By: /s/ Mary E. Chowning
                                                    --------------------
                                                    Mary E. Chowning
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------

99.1         X-Rite, Incorporated Press Release dated October 21, 2004.